SUPPLEMENT DATED NOVEMBER 15, 2010
TO

PROSPECTUSES DATED APRIL 30, 2010
FOR SUN LIFE FINANCIAL MASTERS ACCESS NY, SUN LIFE FINANCIAL MASTERS EXTRA NY,
SUN LIFE FINANCIAL MASTERS CHOICE NY, AND SUN LIFE FINANCIAL MASTERS FLEX NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

This supplement contains information about the SCSM Ibbotson Moderate Fund that is available under your Contract.

Effective November 15, 2010, SCSM Ibbotson Moderate Fund’s name has been changed to SCSM Ibbotson Conservative Fund and all references to the SCSM Ibbotson Moderate Fund in each of the above referenced prospectuses are hereby changed from “SCSM Ibbotson Moderate Fund” to “SCSM Ibbotson Conservative Fund.”

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Masters (NY)                                                                                                                                          11/2010